ForeInvestors Choice Variable Annuity

Forethought Life Insurance Company Separate Account A

Supplement dated June 16, 2026 to your Prospectus dated May 1, 2026

Nomura VIP Asset Strategy Series

Effective on or about June 15, 2026, Nomura Corporate Research and Asset Management Inc. is added as a sub-adviser in the “Fund – Share Class and Adviser/Sub-Adviser” column for the Nomura VIP Asset Strategy Series as listed in your prospectus under “Appendix B – Investment Options Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FIC061626SA